Aug. 30, 2024
BNY Mellon International Equity Fund

Effective September 1, 2024, the following information supplements and supersedes any contrary information in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" and "Management" in the fund's prospectus:

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until February 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .77%. On February 1, 2025, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.